UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 14, 2005
        ------------------------------------------------  --------------


                       SOUTHERN CONNECTICUT BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Connecticut                0-49784               06-1609692
   ----------------------------     -----------           -------------------
   (State or other jurisdiction     (Commission           (I.R.S. Employer
         of incorporation)          File Number)          Identification No.)


           215 Church Street, New Haven, CT                    06510
       ---------------------------------------               ----------
       (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (203) 782-1100
       --------------------------------------------------  --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                 Section 1--Registrant's Business and Operations

Item 7.01.        Regulation FD.

         On April 14, 2005, Southern Connecticut Bancorp, Inc. issued a press release announcing a 5% stock dividend payable on May 9, 2005 to shareholders of record on April 26, 2005.

         The information contained in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information set forth in Item 5.02 and in
Exhibit 99.1 shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.        Financial Statements and Exhibits.

            (a) Financial Statements of Businesses Acquired:

                  Not applicable.

            (b) Pro Forma Financial Information:

                  Not applicable.

            (c)   Exhibits:

Exhibit
Number     Description
-------    ---------------------------------------------------------------------

99.1 Press release of Southern Connecticut Bancorp, Inc. dated April 14, 2005, reporting a 5% stock dividend payable on May 9, 2005 to shareholders of record April 26, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       SOUTHERN CONNECTICUT BANCORP, INC.




                                                 By: /s/ Michael M. Ciaburri
                                                    ----------------------------
                                                    Name: Michael M. Ciaburri
                                                    Title:  Director, President
                                                    & Chief Operating Officer



Date:  April 14, 2005